Filed Pursuant to Rule 497
File No. 333-209621

FS GLOBAL CREDIT OPPORTUNITIES FUND—ADV

Supplement dated June 6, 2017

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Global Credit Opportunities Fund—ADV (the “Company”), dated April 29, 2016, as supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Types of Investments and Related Risks” beginning on page 43 of the Prospectus before you decide to invest in the Company’s Shares.

Extension of Public Offering

On June 6, 2017, the Company filed a post-effective amendment to its registration statement on Form N-2 (the “Amendment”). Subject to the Amendment being declared effective by the U.S. Securities and Exchange Commission, the Company intends to extend the continuous public offering of the Company’s Shares beyond July 31, 2017. Previously, the continuous public offering of the Shares was to terminate on or prior to July 31, 2017, the last day of the month in which the one-year anniversary of the initial Weekly Closing in the Company’s continuous public offering occurs.

Annual Distribution Fee Timing

Subject to the Amendment being declared effective by the U.S. Securities and Exchange Commission, the annual distribution fee on the Shares will accrue daily, beginning on August 1, 2017, or for a Share sold following such date, on the date of such sale, and will be paid on a monthly basis. The annual distribution fee is payable with respect to all Shares, other than Shares issued under the Company’s DRP.

Previously, the annual distribution fee would begin for all Shareholders on August 1, 2017, the first day of the first full calendar month following the final Weekly Closing in this offering. The amended timing of the annual distribution fee is to reflect the Company’s intent to extend its continuous public offering beyond August 1, 2017.